Proxy Information

This proxy material relates to the:

T. ROWE PRICE RETIREMENT FUNDS, INC.

 T. Rowe Price Target Retirement 2005 Fund

 T. Rowe Price Target Retirement 2010 Fund

 T. Rowe Price Target Retirement 2015 Fund

 T. Rowe Price Target Retirement 2020 Fund

 T. Rowe Price Target Retirement 2025 Fund

 T. Rowe Price Target Retirement 2030 Fund

 T. Rowe Price Target Retirement 2035 Fund

 T. Rowe Price Target Retirement 2040 Fund

 T. Rowe Price Target Retirement 2045 Fund

 T. Rowe Price Target Retirement 2050 Fund

 T. Rowe Price Target Retirement 2055 Fund

 T. Rowe Price Target Retirement 2060 Fund

August 17, 2015

Dear Shareholder:

We cordially invite you to attend a special meeting of shareholders (the “Shareholder Meeting”) of each of the T. Rowe Price Target Retirement Funds listed above (the “Funds”), which are separate series of T. Rowe Price Retirement Funds, Inc. (the “Corporation”), on Tuesday, October 20, 2015, at 8:00 a.m., Eastern time, at the to be held at the Four Seasons Hotel Baltimore, 200 International Drive, Baltimore, Maryland 21202. The following matters will be considered and acted upon at that time:

1. A proposal to approve an amendment to the investment management agreement of each Fund to change the expense structure of the Fund; and

2. To transact such other business as may properly come before the Shareholder Meeting and any adjournments or postponements thereof.

As a shareholder of record as of the close of business on August 4, 2015, you are entitled to notice of, and to vote at, the Shareholder Meeting. We realize that it may be difficult for you to attend the Shareholder Meeting and vote your shares in person. However, we do need your vote. You can vote by mail, by telephone, or by Internet, as explained in the enclosed materials. By voting promptly, you can help the Funds avoid the expense of additional mailings.

It is proposed that the Funds no longer pass through certain expenses to the underlying funds in which they invest. Under the proposal, the Funds would bear their own operating expenses; however, there would be a contractual expense limitation implemented for each Fund to ensure that its total expense ratio resulting from the change is equal to or less than its current total expense ratio. The contractual expense ratio limitation would be effective until at least September 30, 2018, and may be extended with the approval of the Funds’ Board beyond that date. This change to the expense structure would accommodate the addition of a new share class—the I Class—which would be designed for institutional and other larger investors and has overall lower shareholder servicing costs. To date, the Funds have been relatively slow to achieve scale and the addition of the I Class could attract larger and more diverse investors to help the Funds grow in the future. THE BOARD OF DIRECTORS OF THE FUNDS RECOMMENDS THAT YOU VOTE IN FAVOR OF THE PROPOSAL.

If you have questions, please call one of our service representatives at
1-800-541-5910. Your participation in this vote is extremely important.

Sincerely,

Edward C. Bernard
Chairman of the Board

T. ROWE PRICE RETIREMENT FUNDS, INC.

T. Rowe Price Target Retirement 2005 Fund

T. Rowe Price Target Retirement 2010 Fund

T. Rowe Price Target Retirement 2015 Fund

T. Rowe Price Target Retirement 2020 Fund

T. Rowe Price Target Retirement 2025 Fund

T. Rowe Price Target Retirement 2030 Fund

T. Rowe Price Target Retirement 2035 Fund

T. Rowe Price Target Retirement 2040 Fund

T. Rowe Price Target Retirement 2045 Fund

T. Rowe Price Target Retirement 2050 Fund

T. Rowe Price Target Retirement 2055 Fund

T. Rowe Price Target Retirement 2060 Fund

Notice of Special Meeting of Shareholders

T. Rowe Price Funds
100 East Pratt Street
Baltimore, Maryland 21202

Patricia B. Lippert

Secretary

August 17, 2015

A special meeting of shareholders of each of the T. Rowe Price Target Retirement Funds listed above (the “Funds”), which are separate series of T. Rowe Price Retirement Funds, Inc. (the “Corporation”), will be held on Tuesday, October 20, 2015, at 8:00 a.m., Eastern time, at the Four Seasons Hotel Baltimore, 200 International Drive, Baltimore, Maryland 21202. The following matters will be acted upon at that time:

1. A proposal to approve an amendment to the investment management agreement of each Fund to change the expense structure of the Fund; and

2. To transact such other business as may properly come before the Shareholder Meeting and any adjournments or postponements thereof.

Only shareholders of record at the close of business on August 4, 2015, are entitled to notice of, and to vote at, this meeting or any adjournment or postponement thereof. The Board of Directors of the Corporation recommends that you vote in favor of the proposal.

PATRICIA B. LIPPERT

YOUR VOTE IS IMPORTANT

Shareholders are urged to designate their choice on the matter to be acted upon by using one of the following three methods:

1. Vote by Internet.*

• Read the proxy statement.

• Go to the proxy voting link found on your proxy card.

• Enter the control number found on your proxy card.

• Follow the instructions using your proxy card as a guide.

2. Vote by telephone.*

• Read the proxy statement.

• Call the toll-free number found on your proxy card.

• Enter the control number found on your proxy card.

• Follow the recorded instructions using your proxy card as a guide.

3. Vote by mail.

• Date, sign, and return the enclosed proxy card in the envelope provided, which requires no postage if mailed in the United States.

*If you vote by telephone or through the Internet voting site, your vote must be received no later than 7:59 a.m. on October 20, 2015.

Your prompt response will help assure a quorum at the meeting and avoid the additional expense to the fund of further solicitation.

Special Meeting of Shareholders – October 20, 2015

T. ROWE PRICE RETIREMENT FUNDS, INC.

T. Rowe Price Target Retirement 2005 Fund

T. Rowe Price Target Retirement 2010 Fund

T. Rowe Price Target Retirement 2015 Fund

T. Rowe Price Target Retirement 2020 Fund

T. Rowe Price Target Retirement 2025 Fund

T. Rowe Price Target Retirement 2030 Fund

T. Rowe Price Target Retirement 2035 Fund

T. Rowe Price Target Retirement 2040 Fund

T. Rowe Price Target Retirement 2045 Fund

T. Rowe Price Target Retirement 2050 Fund

T. Rowe Price Target Retirement 2055 Fund

T. Rowe Price Target Retirement 2060 Fund

PROXY STATEMENT

This proxy material relates to the Funds listed in the Notice of Special Meeting of Shareholders (collectively, the “Funds” or “Target Retirement Funds”). This document provides you with the information you need in order to vote on the matters coming before the special meeting and is furnished in connection with the solicitation of proxies by the Funds. If you have any questions, please feel free to call us toll free at 1-800-541-5910.

Who is asking for my vote?

The Board of Directors (the “Board”) of T. Rowe Price Retirement Funds, Inc. (the “Corporation”) has asked that you vote on the matter listed in the Notice of Special Meeting of Shareholders. The votes will be formally counted at the Special Meeting of Shareholders (the “Meeting”) on Tuesday, October 20, 2015, and if the Meeting is adjourned or postponed, at any later meeting. Fund shareholders may vote in person at the Meeting, by Internet, by telephone, or by returning your completed proxy card in the postage-paid envelope provided. Details can be found on the enclosed proxy insert. Do not mail the proxy card if you are voting by Internet or telephone.

Who is eligible to vote?

Shareholders of record at the close of business on August 4, 2015, (the “record date”) of each Fund are hereby notified of the Meeting and are entitled to one vote for each full share and a proportionate vote for each fractional share of each Fund they held as of August 4, 2015. The Notice of Special Meeting of Shareholders, the proxy card, and the Proxy Statement began mailing to shareholders of record on or about August 17, 2015. Shareholders of a Fund are entitled to vote on the proposal with respect to that Fund and not with respect to any Fund of which they do not own any shares as of the record date.

Under Maryland law, shares owned by two or more persons (whether as joint tenants, co-fiduciaries, or otherwise) will be voted as follows, unless a written instrument or court order providing to the contrary has been filed with a Fund: (1) if only one votes, that vote will bind all; (2) if more than one votes, the vote of the majority will bind all; and (3) if more than one votes and the vote is evenly divided, the vote will be cast proportionately.

What are shareholders being asked to vote on?

At a meeting held on July 27, 2015, the Board, including the Corporation’s independent directors, unanimously approved submitting the following proposal to the shareholders of each Fund to be considered and acted upon:

Proposal

1. To approve an amendment of the investment management agreement of each Fund to change the expense structure of the Fund; and

2. To transact such other business as may properly come before the meeting and any adjournments or postponements thereof.

How can I get more information about the Fund?

A copy of each Fund’s most recent prospectus, annual and semiannual shareholder reports, and Statement of Additional Information are available at no cost by visiting our website at troweprice.com; by calling 1-800-541-5910; or by writing to T. Rowe Price, 4515 Painters Mill Road, Owings Mills, Maryland 21117.

PROPOSAL — Amendment of Each Fund’s Investment Management Agreement

The Target Retirement Funds are funds-of-funds that currently invest in the Investor Class of other mutual funds (the “underlying Price Funds”) managed by T. Rowe Price Associates, Inc., the Funds’ investment adviser (“T. Rowe Price” or the “Advisor”) and its affiliated investment advisers. The Funds do not pay any investment management fee to T. Rowe Price. The Funds currently operate under an exemptive order issued by the U.S. Securities and Exchange Commission (the “SEC”) that permits the Funds to pass on their direct operating expenses (“Operating Expenses”) to the underlying Price Funds in which they have invested, and the underlying Price Funds to bear their allocable share of the Funds’ Operating Expenses. These Operating Expenses borne by the underlying Price Funds, together with the underlying Price Funds’ own expenses, are then indirectly borne by the Funds as acquired fund fees and expenses.

The current Investment Management Agreements (the “Current Management Agreements”) of the Funds govern how Fund expenses are allocated among T. Rowe Price, the Funds, and the underlying Price Funds. In particular, the Current Management Agreements require that all Fund expenses be paid pursuant to a Special Servicing Agreement (the “Servicing Agreement”) among T. Rowe Price, the Funds, and the underlying Price Funds. Under the Servicing Agreement, each underlying Price Fund in which a Fund invests bears its proportionate share of the Operating Expenses of that Fund if, and to the extent that, the underlying Price Fund’s estimated savings from the operation of the Fund exceed these expenses. In the event that the costs to the underlying Price Funds from bearing their allocable share of Operating Expenses exceed the benefits of this arrangement, then T. Rowe Price is responsible for bearing any expenses of each Fund that exceed the estimated savings to each of the underlying Price Funds. As a result, the Funds do not pay an investment management fee and effectively pay no direct Operating Expenses at the Fund level, although shareholders of the Funds still indirectly bear their proportionate share of the expenses of each underlying Price Fund in which the Funds invest.

The Funds currently offer two share classes: Investor Class and Advisor Class. To accommodate a larger and more diverse shareholder base, the Funds seek to offer an I Share Class (the “I Class”). The I Class is intended to have lower shareholder servicing costs than the Investor and Advisor Classes and is designed primarily for institutional and other large direct investors. The new I Class will have a contractual expense limitation so that it will be subject to 0.05% or less of shareholder servicing and other operating expenses (the “I Class expenses”), and will not make administrative fee payments to intermediaries or charge Rule 12b-1 fees. As a result of their current expense structure, however, the Funds are unable to offer an I Class with lower operating expenses because the indirect expenses that would be borne by the I Class shareholders (i.e., combined operating expenses of a Fund’s I Class and of the Investor Class of underlying Price Funds) through the arrangement under the Servicing Agreement would exceed the proposed I Class expenses. The Target Retirement Funds, therefore, would need to invest in the I Class of the underlying Price Funds, which have lower total expense ratios than the Investor Class of the underlying Price Funds, to be able to offer their own I Class shares.

Rather than create an entirely new suite of Target Retirement Funds that offer I Class shares and invest in the I Class of the underlying Price Funds, the Advisor proposed, and the Board approved, a change in the Funds’ current expense structure in order to add the I Class to the existing Funds and to allow the Funds to invest in the I Class of the underlying Price Funds. To accomplish this, the proposal seeks to amend each Fund’s Current Management Agreement (each, a “New Management Agreement,” and together with the Current Management Agreement, the “Agreements”) to eliminate Section 2.C which requires that the Funds enter into the Servicing Agreements (the “Proposal”). Aside from the elimination of Section 2.C. and any references to the Servicing Agreement from the Current Management Agreements, the Current Management Agreements and the New Management Agreements will be identical. Accordingly, the elimination of Section 2.C will not affect the nature, quality or the extent of services furnished to the Funds by T. Rowe Price, and all other features of the Target Retirement Funds would remain the same, including the fact that no management fee will be charged to the Funds.

If approved, the Target Retirement Funds would begin investing in the I Class of the underlying Price Funds. As part of the proposed change, there would no longer be an allocation of the Fund’s Operating Expenses to the underlying Price Funds and the Target Retirement Funds and their share classes would bear their own operating expenses as well as acquired fund fees and expenses. The future addition of an I Class to the Funds should attract larger and more diverse investors and help the Funds to grow at more rapid rate in the future. In the meantime, to insulate the Funds’ shareholders from any impact from the change to the expense structure, the Advisor will implement a contractual expense ratio limitation for each Fund and its share classes so that the total expense ratio of each is lower than or equal to its current expense ratio. The contractual expense ratio limitation is effective until at least September 30, 2018, and may be extended with the approval of the Funds’ Board beyond that date. The current and estimated new total expense ratio of each Fund is set forth in Exhibit A. The tables in Exhibit A compare (i) the total annual operating expense ratios, which are reported to the nearest one hundredth of one percent, of each Fund as reflected in the Fund’s audited financial statements for the fiscal year ended May 31, 2015, and (ii) pro forma estimates of the Fund’s total annual operating expense ratios assuming that the New Management Agreement and expense limitation agreement had been in place for the fiscal year ended May 31, 2015. Exhibit A includes the same form of annual fund operating expense tables that shareholders will find in their prospectus and have been developed in accordance with the SEC requirements for presenting fee table information.

T. Rowe Price and the Fund’s Board believe that modifying the current expense structure instead of creating a new suite of Target Retirement Funds will benefit the Funds’ shareholders in the long-term. The Funds have been relatively slow to achieve scale and the I Class should help to maintain existing assets while attracting new and more diverse shareholders. Existing Fund shareholders who are eligible for the I Class would be able to convert their shares into the new I Class with no tax consequences, which would not be possible with an entirely new suite of Target Retirement Funds. The change would also more easily accommodate the Funds moving their investments from Investor Class underlying Price Funds to I Class underlying Price Funds, which carry lower expense ratios that should result in lower acquired fund fees and expenses to be borne by the Funds and their share classes. To ensure that existing shareholders of the Funds’ Investor and Advisor Classes are not adversely impacted by eliminating the pass-through of expenses to the underlying Price Funds, the Advisor has agreed to put in place contractual expense limitations (which will be effective until at least September 30, 2018, and may be extended with the approval of the Funds’ Board beyond that date) at a level equal to or less than the current total expense ratio for each Fund and Class. Although the arrangement is a contractual obligation of the Funds’ Advisor, each expense limitation can only be later terminated by approval of the Board.

What vote is required to approve this amendment to each Current Management Agreement?

The affirmative vote of a majority (as described below) of a Fund’s outstanding shares is needed to approve an amendment to a Current Management Agreement. The majority of a Fund’s outstanding shares means the affirmative vote of the lesser of: (a) 67% or more of a Fund’s shares represented at the Meeting if the holders of more than 50% of the outstanding shares are present in person or by proxy or (b) more than 50% of a Fund’s outstanding shares. Shareholders of all classes of each Fund vote together on the proposal affecting that Fund. If the proposed amendment to a Fund’s Current Management Agreement is approved by shareholders, the amendment is expected to become effective on or about December 1, 2015. A supplement to each Fund’s prospectus or summary prospectus will be delivered to shareholders to notify them of the change. The Board, including the

Corporation’s independent directors, recommends that each Fund’s shareholders vote FOR the proposal. If the Proposal is not approved with respect to any Fund, the Current Management Agreement and Servicing Agreement will remain in effect for all of the Target Retirement Funds and the Funds will not offer I Class shares or invest in the I Class of the underlying Price Funds.

What are the material terms of the Current Management Agreement and New Management Agreement and how do the Agreements compare?

Below is a description of the material terms of the Agreements. The form of the New Management Agreement is attached as Exhibit B to this Proxy Statement. (Exhibit C contains a form of expense limitation agreement; shareholders are not being asked to approve the expense limitation agreement but is provided for informational purposes.) As stated above, the only material term that differs between the Agreements is the elimination of Section 2.C which requires that the Funds enter into a Servicing Agreement.

Under the Agreements, T. Rowe Price is responsible for supervising and overseeing investments of a Fund in accordance with the Fund’s investment objectives, programs, and restrictions as provided in the Fund’s prospectus and Statement of Additional Information. In addition, T. Rowe Price provides each Fund with certain corporate administrative services, including: maintaining the Fund’s corporate existence and corporate records; registering and qualifying Fund shares under federal laws; monitoring the financial, accounting, and administrative functions of the Fund; maintaining liaison with the agents employed by the Fund such as the Fund’s custodian and transfer agent; assisting the Fund in the coordination of such agent’s activities; and permitting employees of the Advisor to serve as officers, directors, and committee members of the Fund without cost to the Fund. T. Rowe Price is responsible for making discretionary investment decisions on behalf of the Fund and is generally responsible for effecting all security transactions, including the negotiation of commissions and the allocation of principal business and portfolio brokerage (if applicable).

The Agreements also provide that T. Rowe Price, and its directors, officers, employees, and certain other persons performing specific functions for a Fund, will be liable to the Fund only for losses resulting from willful misfeasance, bad faith, gross negligence, or reckless disregard of duty. Under the Agreements, the Advisor is permitted to utilize the services or facilities of others to provide them or a Fund with statistical and other factual information, advice regarding economic factors and trends, advice as to occasional transactions in specific securities, and such other information, advice, or assistance as the Advisor may deem necessary, appropriate, or convenient for the discharge of their obligations under the Agreements or otherwise helpful to the Corporation or a Fund.

Can you provide additional information about the Advisor?

T. Rowe Price is a Maryland corporation founded in 1937. It is a wholly owned subsidiary of T. Rowe Price Group, Inc. (“Price Group”), which was formed in 2000 as the publicly traded parent holding company of T. Rowe Price and its affiliated entities. The principal business address of T. Rowe Price and Price Group is 100 East Pratt Street Baltimore, Maryland 21202. As of June 30, 2015, T. Rowe Price had approximately $773 billion in assets under management and provided investment management services for more than 9 million individual and institutional investor accounts. Subject to the general oversight of the Board, the Advisor is directly responsible for making the investment decisions for each Fund. The Current Management Agreements were last approved by the Board, on behalf of each Fund, on March 13, 2015. The Current Management Agreement for each Fund (other than Target Retirement 2060 Fund) is dated April 24, 2013, and was approved by the initial sole shareholder of the Funds on April 24, 2013. The Current Management Agreement for Target Retirement 2060 Fund is dated April 29, 2014, and was approved by that Fund’s initial sole shareholder on April 29, 2014. T. Rowe Price does not charge the Funds a management fee for its services.

The name and principal occupation of the principal executive officers of T. Rowe Price are listed below. Each is also an employee of T. Rowe Price. The address of each principal executive officer, as it relates to the person’s position with T. Rowe Price, is 100 East Pratt Street, Baltimore, Maryland 21202.

Name	Position(s) with T. Rowe Price
Edward C. Bernard	Director and Vice President
Timothy S. Dignan	Controller, Treasurer, and Vice President
John R. Gilner	Chief Compliance Officer and Vice President
James A.C. Kennedy	Director and President
Kenneth V. Moreland	Chief Financial Officer and Vice President
David Oestreicher	Secretary and Vice President
Brian C. Rogers	Director, Chief Investment Officer, and Vice President
William J. Stromberg	Director and Vice President

The following table lists the directors and officers of the Funds who are also directors or officers of T. Rowe Price.

Name	Position(s) with the Funds	Position(s) with T. Rowe Price
Edward C. Bernard	Chairman of the Board and Director	Director and Vice President
Jerome C. Clark	President	Vice President
John R. Gilner	Chief Compliance Officer	Chief Compliance Officer and Vice President
Catherine D. Mathews	Principal Financial Officer and Treasurer	Vice President
Brian C. Rogers	Director	Director and Chief Investment Officer

Since the beginning of the fiscal year ended May 31, 2015, none of the Funds’ directors, executive officers, or their associates have a material interest in the approval of the amendments of the Current Management Agreements. For the most recent fiscal year ended May 31, 2015, no directors of the Funds purchased or sold securities issued by the Advisor or its affiliates that represented 1% of more of the total shares.

T. Rowe Price acts as investment adviser to the following mutual funds that have a similar investment objective as the Funds:

Fund*	Advisory Fee Rate	Net assets as of May 31, 2015
Retirement 2005	0.00%	1,859,455,675
Retirement 2010	0.00	7,586,931,125
Retirement 2015	0.00	11,753,242,259
Retirement 2020	0.00	31,561,186,219
Retirement 2025	0.00	21,335,914,473
Retirement 2030	0.00	30,900,465,660
Retirement 2035	0.00	15,912,320,751
Retirement 2040	0.00	21,794,127,377
Retirement 2045	0.00	9,253,395,418
Retirement 2050	0.00	7,599,821,758
Retirement 2055	0.00	2,262,487,145
Retirement 2060	0.00	31,571,358

* Like the Target Retirement Funds, the funds listed in the above table have a similar investment objective and charge no management fee, but they indirectly bear their pro-rata share of the expenses of the underlying funds in which they invest. The underlying funds pay an advisory fee to T. Rowe Price.

What factors did the Board consider in approving the Agreements?

On March 13, 2015, the Board, including a majority of the Corporation’s independent directors, approved the continuation of the Current Management Agreements between the Corporation, on behalf of the Funds, and the Advisor, as well as the Servicing Agreements among the Corporation, the Advisor, and each of the underlying Price Funds in which the Funds invest. In connection with its deliberations, the Board requested, and the Advisor provided, such information as the Board (with advice from independent legal counsel) deemed reasonably necessary. The Board considered a variety of factors in connection with its review of the Current Management Agreements and Servicing Agreements, also taking into account information provided by the Advisor during the course of the year, as discussed below:

Services Provided by the Advisor

The Board considered the nature, quality, and extent of the services provided to the Funds by the Advisor. These services included, but were not limited to, directing the Funds’ investments in accordance with their investment programs and the overall management of the Funds’ portfolios, as well as a variety of related activities such as financial, investment operations, and administrative services; compliance; maintaining the Funds’ records and registrations; and shareholder communications. The Board also reviewed the background and experience of the Advisor’s senior management team and investment personnel involved in the management of the Funds, as well as the Advisor’s compliance record. The Board concluded that it was satisfied with the nature, quality, and extent of the services provided by the Advisor.

The Board reviewed the Funds’ three-month, one-year, and since-inception returns, and compared these returns with a wide variety of previously agreed-upon comparable performance measures and market data, including those supplied by Lipper and Morningstar, which are independent providers of mutual fund data.

On the basis of this evaluation and the Funds’ relatively limited operating history, the Board concluded that the Funds’ performance was satisfactory.

Costs, Benefits, Profits, and Economies of Scale

The Advisor does not receive fees from the Funds, and expenses of the Funds are currently borne by the underlying Price Funds in which they invest pursuant to the Servicing Agreements. In connection with its review of the Servicing Agreements, the Board reviewed various cost/benefit analyses to demonstrate the benefits to the underlying Price Funds versus the costs they incur, which illustrate the primary benefit provided by the Target Retirement Funds to the underlying Price Funds is the reduction in expenses associated with the consolidation of shareholder accounts that would otherwise be invested directly in the underlying Price Funds.

The Advisor receives management fees from other T. Rowe Price funds in which the Funds invest, but it does not receive any management fees directly from the Funds. Accordingly, the Board did not review information relating to revenues received by the Advisor under the Current Management Agreements. The Board did review information regarding benefits that the Advisor (and its affiliates) may have realized from its relationship with the Funds or underlying Price Funds in which the Funds invest, including any research received under “soft dollar” agreements and commission-sharing arrangements with broker-dealers. The Board considered that the Advisor may receive some benefit from its soft-dollar arrangements pursuant to which it receives research from broker-dealers that execute the applicable Funds’ portfolio transactions. The Board also received information on the estimated costs incurred and profits realized by the Advisor and its affiliates from advising T. Rowe Price mutual funds and concluded that the Advisor’s profits were reasonable. Because the Advisor does not receive fees from the Funds, the Board did not consider whether the Funds or other funds benefit under the fee levels set forth in the Current Management Agreements from any economies of scale realized by the Advisor. Because the Advisor does not receive a management fee from the Funds and the Funds do not have an explicit expense ratio, the Board did not review fees and expenses of other comparable funds or of institutional accounts of the Advisor and its affiliates, although the Board did review such fees and expenses with respect to the underlying Price Funds.

Approval of the Current Management Agreements and Servicing Agreements

As noted, the Board approved the continuation of the Current Management Agreements as well as the Servicing Agreements. No single factor was considered in isolation or to be determinative to the decision. Rather, the Board concluded, in light of a weighting and balancing of all factors considered and the Funds’ limited operating history, that it was in the best interests of the Funds and their shareholders for the Board to approve the continuation of the Current Management Agreements and that there is a reasonable basis to conclude that the benefits to the underlying Price Funds exceed the costs they incur and that it was in the best interests of the Funds and their underlying Price Funds to approve continuation of the Servicing Agreement. The independent directors were advised throughout the process by independent legal counsel.

Approval of the New Management Agreements

On July 27, 2015, the Board, including a majority of the Corporation’s independent directors, approved the New Management Agreements between the Corporation, on behalf of the Funds, and the Advisor. In connection with its deliberations, the Board requested, and the Advisor provided, such information as the Board (with advice from independent legal counsel) deemed reasonably necessary. The Board noted that it had recently approved the Current Management Agreements at the March 13, 2015 Meeting, and

that the New Management Agreements were identical to the Current Management Agreements, except with respect to the provision relating to Fund Operating Expenses being borne under the Servicing Agreements. The Board considered a variety of factors in connection with its review of the New Management Agreements and noted that there should be no changes to the nature or quality of the services that the Advisor provides to the Funds as a result of the changes. The Board concluded that it was in the best interests of the Funds and their shareholders for the Board to approve the New Management Agreements, including the elimination of the Servicing Agreement and the resulting change to the Funds’ fee structure.

FURTHER INFORMATION ABOUT VOTING AND THE SHAREHOLDER MEETING

What is the required quorum?

To hold a shareholders’ meeting for the Funds, one-third of a Fund’s shares entitled to be voted must have been received by proxy or be present in person at the meeting. In the event that a quorum is present but sufficient votes in favor of a proposal are not received by the Meeting date, the persons named as proxies may propose one or more adjournments to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of the shares present in person or by proxy at the Meeting to be adjourned. Shares voted against a proposal will be voted against the proposed adjournment. The persons named as proxies will vote in favor of such adjournment if they determine that additional solicitation is reasonable and in the interests of a Fund’s shareholders.

How are the votes counted?

The individuals named as proxies (or their substitutes) on the enclosed proxy card (or cards, if you have multiple accounts) will vote according to your directions if your proxy is received properly executed, or in accordance with your instructions given when voting by telephone or Internet. You may direct the proxy holders to vote your shares on the Proposal by choosing FOR or AGAINST or ABSTAIN. Alternatively, you may simply sign, date, and return your proxy card(s) with no specific instructions as to the Proposal. If you properly execute your proxy card, or submit your vote via the telephone or Internet, and give no voting instructions, your shares will be voted FOR the Proposal.

Abstentions and “broker nonvotes” (as defined below) are counted for purposes of determining whether a quorum is present for purposes of convening the Meeting. Broker nonvotes are shares held by a broker or nominee for which an executed proxy is received by a Fund but are not voted as to one or more proposals because instructions have not been received from the beneficial owners or persons entitled to vote, and the broker or nominee does not have discretionary voting power. Because the Proposal must be approved by a percentage of voting securities present at the Meeting or a majority of a Fund’s outstanding shares, abstentions and broker nonvotes will be considered to be voting securities that are present and will have the effect of being counted as votes against the Proposal.

For shares of a Fund held in an Individual Retirement Account or Education Savings Account that is sponsored by T. Rowe Price Trust Company and for which T. Rowe Price Trust Company serves as custodian, T. Rowe Price Trust Company shall, without written direction from the investor, vote shares for which no voting instructions are timely received in the same proportion as shares for which voting instructions from other shareholders are timely received.

Can additional matters be acted upon at the Meeting?

The management of the Funds knows of no other business that may come before the Meeting. However, if any additional matters are properly presented at the Meeting, it is intended that the persons named in the enclosed proxy, or their substitutes, will vote on such matters in accordance with their judgment.

Is the Corporation required to hold annual meetings?

Under Maryland law, the Corporation is not required to hold an annual meeting of shareholders. The Board has determined that the Corporation will take advantage of this Maryland law provision to avoid the significant expenses associated with holding an annual meeting of shareholders, including legal, accounting, printing, and mailing fees incurred in preparing proxy materials. Accordingly, no annual meeting of shareholders shall be held in any year in which a meeting is not otherwise required to be held under the Investment Company Act of 1940, as amended (the “1940 Act”) or Maryland law, unless the Board determines otherwise. However, special meetings of shareholders will be held in accordance with applicable law or when otherwise determined by the Board.

If a shareholder wishes to present a proposal to be included in a proxy statement for a subsequent shareholder meeting, the proposal must be submitted in writing and received by Patricia B. Lippert, Secretary of the T. Rowe Price Funds, 100 East Pratt Street, Baltimore, Maryland 21202, within a reasonable time before a Fund begins to print and mail its proxy materials. The timely submission of a proposal does not guarantee its consideration at the meeting.

How are proxies delivered and votes recorded?

This Proxy Statement was mailed along with a proxy voting card and prepaid envelope. You may record your votes on the enclosed proxy card and mail it in the accompanying prepaid envelope to Proxy Tabulator, P.O. Box 55909, Boston, Massachusetts 02205-9100. Any mailed proxies sent to this address will be delivered to Boston Financial Data Services, Inc. (“BFDS”), which T. Rowe Price has retained to tabulate the votes. In addition, the Funds have arranged through BFDS to have votes recorded through the Internet or by telephone. The telephone and Internet voting procedures are designed to authenticate shareholders’ identities, to allow shareholders to authorize the voting of their shares in accordance with their instructions, and to confirm that their instructions have been properly recorded.

The SEC has adopted rules that permit investment companies, such as the Funds, and intermediaries to satisfy the delivery requirements for proxy statements with respect to two or more shareholders sharing the same address by delivering a single proxy statement addressed to those shareholders. This process, which is commonly referred to as “householding,” could result in extra convenience and cost savings for a Fund and its shareholders. Unless a Fund has received contrary instructions, only one copy of this Proxy Statement will be mailed to two or more shareholders who share an address. If you need additional copies or do not want your mailings to be “householded,” please call 1-800-225-5132 or write us at P.O. Box 17630, Baltimore, Maryland 21297-1630.

How can proxies be solicited, and who pays for the costs involved with the proxy?

Directors, officers, or employees of a Fund or T. Rowe Price (and its affiliates) may solicit proxies by mail, in person, or by telephone. In the event that votes are solicited by telephone, shareholders would be called at the telephone number T. Rowe Price has in its records for their accounts, and would be asked for their Social Security number or other identifying information. The shareholders would then be given an opportunity to authorize proxies to vote their shares at the Meeting in accordance with their instructions. To ensure that shareholders’ instructions have been recorded correctly, confirmation of the instructions is also mailed and a special toll-free number provided in case the information contained in the confirmation is incorrect.

To help ensure that sufficient shares of common stock are represented at the Meeting to permit approval of the Proposal outlined in this Proxy Statement, T. Rowe Price has retained BFDS to manage the Funds’ overall proxy campaign and to potentially assist in soliciting proxies. It is not expected that the Funds will require the use of BFDS for solicitation. For managing the Funds’ overall proxy campaign, BFDS will receive a fee plus reimbursement for out-of-pocket expenses. BFDS will also receive fees in connection with printing, preparing, assembling, mailing, and transmitting proxy materials on behalf of the Funds, tabulating those votes that are received, and any solicitation of additional votes. The estimated costs to be paid to BFDS are approximately $11,000. In addition, securities brokers, custodians, fiduciaries, and other persons holding shares as nominees will be reimbursed, upon request, for their reasonable expenses in sending solicitation materials to the principals of the accounts. All costs of the Meeting and the proxy campaign, including the use of BFDS, will be paid for by T. Rowe Price and not by the Funds.

Can I change my vote after I mail my proxy?

Any proxy, including those given via the Internet or by telephone, may be revoked at any time before the votes have been submitted for tabulation at the Meeting by filing a written notice of revocation with a Fund, by delivering a properly executed proxy bearing a later date, or by attending the Meeting and voting in person. If you vote via telephone or Internet, you can change your vote up until 7:59 a.m. on October 20, 2015.

GENERAL INFORMATION ABOUT THE FUNDS

Who are the other service providers to the Funds?

T. Rowe Price Investment Services, Inc. (“Investment Services”) is the principal underwriter and distributor of the Funds. The Funds also have an accounting services agreement with T. Rowe Price. The principal offices of Investment Services and T. Rowe Price are located at 100 East Pratt Street, Baltimore, Maryland 21202. Investment Services is a wholly owned subsidiary of T. Rowe Price. For the fiscal year ended May 31, 2015, the Funds did not directly make any payments to Investment Services for distribution services or to T. Rowe Price for accounting services. The Funds’ current expense structure provides that the costs of distribution and accounting services are passed through to the underlying Price Funds.

The Funds have transfer agency agreements with T. Rowe Price Services, Inc. (“Price Services”) and T. Rowe Price Retirement Plan Services, Inc. (“RPS”). Their principal offices are located at 4515 Painters Mill Road, Owings Mills, Maryland 21117. Both Price Services and RPS are also wholly owned subsidiaries of T. Rowe Price. For the fiscal year ended May 31, 2015, the Funds did not directly make any payments to Price Services or to RPS for transfer agency services. The Funds’ current expense structure provides that the costs of transfer agency services are passed through to the underlying Price Funds.

Each of these services will continue to be provided to the Funds after the New Management Agreements are approved by the Funds’ shareholders. However, the new expense structure will provide that the Funds bear their own operating expenses, which will result in direct payments to Investment Services, T. Rowe Price, Price Services, and/or RPS.

For the fiscal year ended May 31, 2015, the Funds did not pay any commissions to affiliated broker-dealers.

What is the share ownership of the Funds?

The following table provides the number of shares of capital stock of each Fund outstanding and entitled to vote as of the record date. Each share is entitled to one vote, with fractional shares voting proportionally.

Outstanding Shares of Capital Stock
Fund	Class	Outstanding Shares of Capital Stock
Target Retirement 2005	Investor Class	1,757,159
	Advisor Class	106,098
Target Retirement 2010	Investor Class	3,397,541
	Advisor Class	565,579
Target Retirement 2015	Investor Class	10,335,521
	Advisor Class	368,371
Target Retirement 2020	Investor Class	11,184,598
	Advisor Class	2,033,161
Target Retirement 2025	Investor Class	9,422,379
	Advisor Class	778,745
Target Retirement 2030	Investor Class	8,693,658
	Advisor Class	1,583,285
Target Retirement 2035	Investor Class	5,301,126
	Advisor Class	692,220
Target Retirement 2040	Investor Class	4,220,620
	Advisor Class	609,325
Target Retirement 2045	Investor Class	2,794,229
	Advisor Class	359,210
Target Retirement 2050	Investor Class	1,308,539
	Advisor Class	285,199
Target Retirement 2055	Investor Class	896,889
	Advisor Class	184,521
Target Retirement 2060	Investor Class	244,372
	Advisor Class	35,736

Who are the principal holders of the Funds’ shares?

The following shareholders owned beneficially 5% or more of the indicated Fund Class’ outstanding shares as of July 31, 2015.

Principal Holders of Fund Shares
Fund	Shareholder	# of Shares	%
Target Retirement 2005	Kenneth S. Forman Agent POA T. Rowe Price Trust Company Custodian for the IRA of Selma D. Forman 401 Autumn Drive East Meadow, New York 11554 T. Rowe Price Trust Company Custodian for the IRA of Nancy T. Moy Mount Freedom, New Jersey 07970	87,390 136,521	5.01 7.82
Target Retirement 2005 Fund—Advisor Class	National Financial Services for the Exclusive Benefit of Our Customers 499 Washington Boulevard, Floor 5 Jersey City, New Jersey 07310 Reliance Trust Company TTEE ADP Access Large Market 401K 1100 Abernathy Road Atlanta, Georgia 30328 T. Rowe Price Associates, Inc. Attn.: Financial Reporting Department 100 East Pratt Street Baltimore, Maryland 21202	59,146 21,957 25,000	55.74(a) 20.69 23.56
Target Retirement 2010	T. Rowe Price RPS Inc. Omnibus Account Ticker: TRROX CUSIP: 74149P564 TRP Target Ret 2010 AB9K P.O. Box 17215 Baltimore, Maryland 21297 Wells Fargo Bank FBO Various Retirement Plans 1525 West WT Harris Boulevard Charlotte, North Carolina 28288	302,819 196,391	9.16 5.94
Target Retirement 2010—Advisor Class	National Financial Services for the Exclusive Benefit of Our Customers Reliance Trust Company TTEE ADP Access Large Market 401K	366,722 172,522	64.84(a) 30.50(a)
Target Retirement 2015	T. Rowe Price RPS Inc. Omnibus Account Ticker: TRRTX CUSIP: 74149P556 TRP Target Ret 2015 AB9T Wells Fargo Bank FBO Various Retirement Plans	1,262,030 601,970	12.67 6.04

Principal Holders of Fund Shares
Fund	Shareholder	# of Shares	%
Target Retirement 2015—Advisor Class	Great West Trust Company LLC FBO Recordkeeping for Various Benefit Pl Omniputnam c/o Mutual Fund Trading 8525 E Orchard Road Greenwood Village, Colorado 80111 Great-West Trust Company LLC TTEE F Employee Benefits Clients 401K 8515 E Orchard Road 2T2 Greenwood Village, Colorado 80111 National Financial Services for the Exclusive Benefit of Our Customers Pershing LLC 1 Pershing Plaza Jersey City, New Jersey 07399 T. Rowe Price Associates, Inc. Attn.: Financial Reporting Department	104,110 57,444 153,709 23,504 25,000	28.27(a) 15.60 41.73(a) 6.38 6.79
Target Retirement 2020	National Financial Services for the Exclusive Benefit of Our Customers T. Rowe Price RPS Inc. Omnibus Account Ticker: TRRUX CUSIP: 74149P549 TRP Target Ret 2020 ABAY Wells Fargo Bank FBO Various Retirement Plans	636,741 2,336,415 725,795	6.14 22.54 7.00
Target Retirement 2020—Ad visor Class	Great West Trust Company LLC FBO Recordkeeping for Various Benefit Pl Omniputnam c/o Mutual Fund Trading Great-West Trust Company LLC TTEE F Employee Benefits Clients 401K National Financial Services for the Exclusive Benefit of Our Customers Reliance Trust Company TTEE ADP Access Large Market 401K	158,371 254,412 504,028 1,023,438	7.79 12.52 24.79 50.35(a)
Target Retirement 2025	National Financial Services for the Exclusive Benefit of Our Customers T. Rowe Price RPS Inc. Omnibus Account Ticker: TRRVX CUSIP: 74149P531 TRP Target Ret 2025 ABBC Wells Fargo Bank FBO Various Retirement Plans	461,535 2,538,995 877,625	5.21 28.64(b) 9.90

Principal Holders of Fund Shares
Fund	Shareholder	# of Shares	%
Target Retirement 2025—Advisor Class	Great West Trust Co LLC FBO Recordkeeping for Various Benefit Pl Omniputnam c/o Mutual Fund Trading Great-West Trust Company LLC TTEE F Employee Benefits Clients 401K National Financial Services for the Exclusive Benefit of Our Customers Reliance Trust Company TTEE ADP Access Large Market 401K	258,738 187,016 223,835 79,290	32.72(a) 23.65 28.30(a) 10.03
Target Retirement 2030	National Financial Services for the Exclusive Benefit of Our Customers T. Rowe Price RPS Inc. Omnibus Account Ticker: TRRWX CUSIP: 74149P523 TRP Target Ret 2030 ABBH Wells Fargo Bank FBO Various Retirement Plans	1,006,785 3,046,975 617,297	12.05 36.47(b) 7.39
Target Retirement 2030—Advisor Class	Great West Trust Company LLC FBO Recordkeeping for Various Benefit Pl Omniputnam c/o Mutual Fund Trading National Financial Services for the Exclusive Benefit of Our Customers Reliance Trust Company TTEE ADP Access Large Market 401K	136,349 539,261 782,732	8.66 34.26(a) 49.73(a)
Target Retirement 2035	National Financial Services for the Exclusive Benefit of Our Customers T. Rowe Price RPS Inc. Omnibus Account Ticker: RPGRX CUSIP: 74149P515 TRP Target Ret 2035 AB5Y Wells Fargo Bank FBO Various Retirement Plans	446,920 1,830,259 534,363	8.98 36.79(b) 10.74
Target Retirement 2035—Advisor Class	Great West Trust Company LLC FBO Recordkeeping for Various Benefit Pl Omniputnam c/o Mutual Fund Trading Great-West Trust Company LLC TTEE F Employee Benefits Clients 401K National Financial Services for the Exclusive Benefit of Our Customers	131,332 109,781 411,837	18.98 15.87 59.52(a)

Principal Holders of Fund Shares
Fund	Shareholder	# of Shares	%
Target Retirement 2040	National Financial Services for the Exclusive Benefit of Our Customers T. Rowe Price RPS Inc. Omnibus Account Ticker: TRHRX CUSIP: 74149P499 TRP Target Ret 2040 AB6J Wells Fargo Bank FBO Various Retirement Plans	455,461 1,589,586 283,961	11.88 41.45(b) 7.41
Target Retirement 2040—Advisor Class	Ascensus Trust Company FBO Joseph S. Thompson, DDS, PC 401(K) P.O. Box 10758 Fargo, North Dakota 58106 Great West Trust Company LLC FBO Recordkeeping for Various Benefit Pl Omniputnam c/o Mutual Fund Trading National Financial Services for the Exclusive Benefit of Our Customers	46,793 116,966 380,805	7.71 19.28 62.77(a)
Target Retirement 2045	National Financial Services for the Exclusive Benefit of Our Customers T. Rowe Price RPS Inc. Omnibus Account Ticker: RPTFX CUSIP: 74149P481 TRP Target Ret 2045 AB7Y Wells Fargo Bank FBO Various Retirement Plans	170,599 937,051 511,251	6.32 34.70(b) 18.93
Target Retirement 2045—Advisor Class	Great-West Trust Company LLC FBO Recordkeeping for Various Benefit Pl Omniputnam c/o Mutual Fund Trading Great-West Trust Company LLC TTEE F Employee Benefits Clients 401K National Financial Services for the Exclusive Benefit of Our Customers T. Rowe Price Associates, Inc. Attn.: Financial Reporting Department	66,995 34,222 223,760 25,000	18.97 9.69 63.36(a) 7.08
Target Retirement 2050	National Financial Services for the Exclusive Benefit of Our Customers T. Rowe Price RPS Inc. Omnibus Account Ticker: TRFOX CUSIP: 74149P473 TRP Target Ret 2050 AB8F Wells Fargo Bank FBO Various Retirement Plans	132,117 352,620 87,652	10.77 28.76(b) 7.15

Principal Holders of Fund Shares
Fund	Shareholder	# of Shares	%
Target Retirement 2050—Advisor Class	Great-West Trust Company LLC FBO Recordkeeping for Various Benefit Pl Omniputnam c/o Mutual Fund Trading Great-West Trust Company LLC TTEE F Employee Benefits Clients 401K National Financial Services for the Exclusive Benefit of Our Customers State Street Corp TTEE FBO ADP Access 1 Lincoln Street Boston, Massachusetts 02111 T. Rowe Price Associates, Inc. Attn.: Financial Reporting Department	24,244 22,881 182,434 14,419 25,000	8.47 7.99 63.71(a) 5.04 8.73
Target Retirement 2055	T. Rowe Price RPS Inc. Omnibus Account Ticker: TRFFX CUSIP: 74149P465 TRP Target Ret 2055 AB8T TD Ameritrade Inc. FBO Our Customers P.O. Box 2226 Omaha, Nevada 68103 Wells Fargo Bank FBO Various Retirement Plans	212,301 42,418 97,263	25.26(b) 5.05 11.57
Target Retirement 2055—Advisor Class	Great-West Trust Company LLC FBO Recordkeeping for Various Benefit Pl Omniputnam c/o Mutual Fund Trading National Financial Services for the Exclusive Benefit of Our Customers T. Rowe Price Associates, Inc. Attn.: Financial Reporting Department	14,681 127,303 25,000	7.96 69.05(a) 13.56
Target Retirement 2060	T. Rowe Price Associates, Inc. Attn.: Financial Reporting Department T. Rowe Price Trust Company Custodian for the IRA of Susan A. Bruemmer (DCD) Chance A. Bruemmer (BENE) Manahawkin, New Jersey 08050	100,000 21,960	41.16(c) 9.04

Principal Holders of Fund Shares
Fund	Shareholder	# of Shares	%
Target Retirement 2060—Advisor Class	National Financial Services for the Exclusive Benefit of Our Customers T. Rowe Price Associates, Inc. Attn.: Financial Reporting Department Voya Institutional Trust Company As Trustee or Custodian for Core Market Retirement Plans 30 Braintree Hill Office Park Braintree, Massachusetts 02184	2,211 25,000 1,906	7.09 80.13(c) 6.11

(a) At the level of ownership indicated, the shareholder would be able to determine the outcome of most issues that are submitted to shareholders for vote.

(b) RPS is a wholly owned subsidiary of T. Rowe Price, which is a wholly owned subsidiary of T. Rowe Price Group, Inc., each a Maryland corporation. RPS is not the beneficial owner of these shares. Such shares are held of record by RPS and are normally voted by various retirement plans and retirement plan participants for which RPS acts as recordkeeper.

(c) T. Rowe Price is a wholly owned subsidiary of T. Rowe Price Group, Inc., each a Maryland corporation. Fund shares owned by T. Rowe Price are the result of contributions to the fund at the fund’s inception in order to provide the fund with sufficient capital to invest in accordance with its investment program. At the level of ownership indicated, T. Rowe Price would be able to determine the outcome of most issues that were submitted to shareholders for vote.

As of July 31, 2015, the executive officers and directors of each Fund, as a group, beneficially owned less than 1% of each Fund’s outstanding stock.

EXHIBIT A

Comparison of Total Annual Operating Expenses

The Fees and Expenses Tables below describe the fees and expenses you may pay if you buy and hold shares of a Fund. The Fees and Expenses Table compares (i) the total annual operating expenses of a Fund as reflected in the Fund’s audited financial statements for the fiscal year ended May 31, 2015, and (ii) pro forma estimates of a Fund’s total annual operating expenses assuming that the New Management Agreement (and expense limitation agreement) had been in place for the fiscal year ended May 31, 2015.

Pro forma expenses should not be considered an actual representation of future expenses. Such pro forma expense levels project anticipated levels but actual expenses may be greater or less than those shown.

The following fee tables provide fee and expense information first for the Funds’ Investor Class and then for the Funds’ Advisor Class. Within the tables, you will find information for each Fund (based on audited financial information as of May 31, 2015 and consistent with what is expected to appear in the Fund’s October 1, 2015 prospectus) followed by pro forma information for the Fund (based on the Fund bearing its own operating expenses, assuming acquired fund fees and expenses resulting from underlying investments in I Class funds instead of Investor Class funds, and implementation of the Fund’s contractual expense limitation). If the proposal is approved by shareholders, the applicable expense limitation that will apply to each Fund can be found in the “Total annual fund operating expenses after fee waiver/expense reimbursement” column. Please note that, subject to certain exceptions, Investor Class shares may impose a maximum annual account fee of $20 for accounts with a balance of less than $10,000. There are no shareholder fees applicable to the fee table shown for the Funds’ Advisor Class shares.

Following the fee tables are tables that estimate the costs of a $10,000 investment, first for the Funds’ Investor Class and then for the Funds’ Advisor Class. The pro forma figures assume the same expenses as those shown in the fee table, with the contractual expense limitation beginning on December 1, 2015 and expiring on September 30, 2018.

Fees and Expenses of the Funds

Investor Class	Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)
	Management fees	Distribution and service (12b-1) fees	Other Expenses	Acquired fund fees and expenses	Total annual fund operating expenses	Fee waiver/expense reimbursement	Total annual fund operating expenses after fee waiver/expense reimbursement
Target Retirement 2005*	0.00%	0.00%	0.00%	0.58%	0.58%	—	—
Pro Forma	0.00	0.00	1.52	0.45	1.97	(1.39)%	0.58%**
Target Retirement 2010*	0.00	0.00	0.00	0.58	0.58	—	—
Pro Forma	0.00	0.00	0.82	0.44	1.26	(0.68)	0.58**
Target Retirement 2015*	0.00	0.00	0.00	0.61	0.61	—	—
Pro Forma	0.00	0.00	0.37	0.46	0.83	(0.22)	0.61**
Target Retirement 2020*	0.00	0.00	0.00	0.64	0.64	—	—
Pro Forma	0.00	0.00	0.38	0.49	0.87	(0.23)	0.64**
Target Retirement 2025*	0.00	0.00	0.00	0.67	0.67	—	—
Pro Forma	0.00	0.00	0.47	0.52	0.99	(0.32)	0.67**
Target Retirement 2030*	0.00	0.00	0.00	0.70	0.70	—	—
Pro Forma	0.00	0.00	0.48	0.55	1.03	(0.33)	0.70**
Target Retirement 2035*	0.00	0.00	0.00	0.72	0.72	—	—
Pro Forma	0.00	0.00	0.69	0.57	1.26	(0.54)	0.72**
Target Retirement 2040*	0.00	0.00	0.00	0.74	0.74	—	—

Investor Class	Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)
	Management fees	Distribution and service (12b-1) fees	Other Expenses	Acquired fund fees and expenses	Total annual fund operating expenses	Fee waiver/expense reimbursement	Total annual fund operating expenses after fee waiver/expense reimbursement
Pro Forma	0.00	0.00	0.83	0.59	1.42	(0.68)	0.74**
Target Retirement 2045*	0.00	0.00	0.00	0.74	0.74	—	—
Pro Forma	0.00	0.00	1.17	0.59	1.76	(1.02)	0.74**
Target Retirement 2050*	0.00	0.00	0.00	0.75	0.75	—	—
Pro Forma	0.00	0.00	2.21	0.60	2.81	(2.06)	0.75**
Target Retirement 2055*	0.00	0.00	0.00	0.75	0.75	—	—
Pro Forma	0.00	0.00	3.09	0.60	3.69	(2.94)	0.75**
Target Retirement 2060*	0.00	0.00	0.00	0.75	0.75	—	—
Pro Forma	0.00	0.00	15.75	0.60	16.35	(15.60)	0.75**

* While the fund itself charges no management fee, it will indirectly bear its pro-rata share of the expenses of the underlying T. Rowe Price funds in which it invests (acquired funds). The acquired funds are expected to bear the operating expenses of the fund.

** T. Rowe Price has agreed (through September 30, 2018) to bear any operating expenses (excluding interest; expenses related to borrowings, taxes and brokerage; extraordinary expenses; and acquired fund fees) that would cause the fund’s ratio of expenses to average daily net assets to exceed the figure shown. Termination of the agreement would require approval by the fund’s Board of Directors. Any expenses paid under this agreement are subject to reimbursement to T. Rowe Price by the fund whenever the fund’s total expense ratio is below the figure shown. However, no reimbursement will be made more than three years after the payment, or if it would result in the total expense ratio exceeding the current limitation.

Fees and Expenses of the Funds’ Advisor Class

Advisor Class	Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)
	Management fees	Distribution and service (12b-1) fees	Other Expenses	Acquired fund fees and expenses	Total annual fund operating expenses	Fee waiver/expense reimbursement	Total annual fund operating expenses after fee waiver/expense reimbursement
Target Retirement 2005*	0.00%	0.25%	0.00%	0.58%	0.83%	—	—
Pro Forma	0.00	0.25	1.56	0.45	2.26	(1.43)%	0.83%**
Target Retirement 2010*	0.00	0.25	0.00	0.58	0.83	—	—
Pro Forma	0.00	0.25	0.62	0.44	1.31	(0.48)	0.83**
Target Retirement 2015*	0.00	0.25	0.00	0.61	0.86	—	—
Pro Forma	0.00	0.25	0.44	0.46	1.14	(0.28)	0.86**
Target Retirement 2020*	0.00	0.25	0.00	0.64	0.89	—	—
Pro Forma	0.00	0.25	0.32	0.49	1.06	(0.17)	0.89**
Target Retirement 2025*	0.00	0.25	0.00	0.67	0.92	—	—
Pro Forma	0.00	0.25	0.38	0.52	1.15	(0.23)	0.92**
Target Retirement 2030*	0.00	0.25	0.00	0.70	0.95	—	—
Pro Forma	0.00	0.25	0.36	0.55	1.16	(0.210	0.95**
Target Retirement 2035*	0.00	0.25	0.00	0.72	0.97	—	—
Pro Forma	0.00	0.25	0.49	0.57	1.31	(0.34)	0.97**
Target Retirement 2040*	0.00	0.25	0.00	0.74	0.99	—	—

Advisor Class	Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)
	Management fees	Distribution and service (12b-1) fees	Other Expenses	Acquired fund fees and expenses	Total annual fund operating expenses	Fee waiver/expense reimbursement	Total annual fund operating expenses after fee waiver/expense reimbursement
Pro Forma	0.00	0.25	0.63	0.59	1.47	(0.48)	0.99**
Target Retirement 2045*	0.00	0.25	0.00	0.74	0.99	—	—
Pro Forma	0.00	0.25	0.91	0.59	1.75	(0.76)	0.99**
Target Retirement 2050*	0.00	0.25	0.00	0.75	1.00	—	—
Pro Forma	0.00	0.25	1.71	0.60	2.56	(1.56)	1.00**
Target Retirement 2055*	0.00	0.25	0.00	0.75	1.00	—	—
Pro Forma	0.00	0.25	2.71	0.60	3.56	(2.56)	1.00**
Target Retirement 2060*	0.00	0.25	0.00	0.75	1.00	—	—
Pro Forma	0.00	0.25	17.05	0.60	17.90	(16.90)	1.00**

* While the fund itself charges no management fee, it will indirectly bear its pro-rata share of the expenses of the underlying T. Rowe Price funds in which it invests (acquired funds). The acquired funds are expected to bear the operating expenses of the fund.

** T. Rowe Price has agreed (through September 30, 2018) to bear any operating expenses (excluding interest; expenses related to borrowings, taxes and brokerage; extraordinary expenses; and acquired fund fees) that would cause the class’ ratio of expenses to average daily net assets to exceed the figure shown. Termination of the agreement would require approval by the fund’s Board of Directors. Any expenses paid under this agreement are subject to reimbursement to T. Rowe Price by the fund or class whenever the class’ total expense ratio is below the figure shown. However, no reimbursement will be made more than three years after the payment, or if it would result in the total expense ratio exceeding the current limitation.

Example This example is intended to help you compare the cost of investing in a Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, the Fund’s operating expenses remain the same, and the expense limitation currently in place is not renewed. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Investor Class	1 year	3 years	5 years	10 years
Target Retirement 2005	$59	$186	$324	$726
Pro Forma	59	212	673	1,954
Target Retirement 2010	59	186	324	726
Pro Forma	59	199	496	1,343
Target Retirement 2015	62	195	340	762
Pro Forma	62	200	396	964
Target Retirement 2020	65	205	357	798
Pro Forma	65	209	415	1,009
Target Retirement 2025	68	214	373	835
Pro Forma	68	220	454	1,126
Target Retirement 2030	72	224	390	871
Pro Forma	72	230	473	1,170
Target Retirement 2035	74	230	401	894
Pro Forma	74	240	537	1,380
Target Retirement 2040	76	237	411	918
Pro Forma	76	249	582	1,525
Target Retirement 2045	76	237	411	918
Pro Forma	76	256	667	1,818
Target Retirement 2050	77	240	417	930
Pro Forma	77	278	927	2,677
Target Retirement 2055	77	240	417	930
Pro Forma	77	295	1,138	3,344
Target Retirement 2060	77	240	417	930
Pro Forma	77	529	3,742	9,077

Advisor Class	1 year	3 years	5 years	10 years
Target Retirement 2005	$85	$265	$460	$1,025
Pro Forma	85	292	816	2,256
Target Retirement 2010	85	265	460	1,025
Pro Forma	85	274	581	1,453
Target Retirement 2015	88	274	477	1,061
Pro Forma	88	280	547	1,311
Target Retirement 2020	91	284	493	1,096
Pro Forma	91	287	536	1,248
Target Retirement 2025	94	293	509	1,131
Pro Forma	94	298	567	1,336
Target Retirement 2030	97	303	525	1,166
Pro Forma	97	307	578	1,353
Target Retirement 2035	99	309	536	1,190
Pro Forma	99	315	621	1,490
Target Retirement 2040	101	315	547	1,213
Pro Forma	101	324	667	1,634
Target Retirement 2045	101	315	547	1,213
Pro Forma	101	329	736	1,873
Target Retirement 2050	102	318	552	1,225
Pro Forma	102	347	936	2,538
Target Retirement 2055	102	318	552	1,225
Pro Forma	102	366	1,175	3,302
Target Retirement 2060	102	318	552	1,225
Pro Forma	102	629	4,056	9,428

EXHIBIT B

AMENDED AND RESTATED INVESTMENT MANAGEMENT AGREEMENT

Between

T. ROWE PRICE RETIREMENT FUNDS, INC.

and

T. ROWE PRICE ASSOCIATES, INC.

 This AMENDED AND RESTATED INVESTMENT MANAGEMENT AGREEMENT, made as of the 1st day of December, 2015, by and between T. ROWE PRICE RETIREMENT FUNDS, INC. (the “Corporation”), a corporation organized and existing under the laws of the State of Maryland, and T. ROWE PRICE ASSOCIATES, INC. (the “Manager”).

W I T N E S S E T H:

 WHEREAS, the Corporation is engaged in business as an open-end management investment company and is registered as such under the federal Investment Company Act of 1940, as amended (the “Act”); and

 WHEREAS, the Corporation is authorized to issue shares of capital stock (“Shares”) in the T. Rowe Price Target Retirement 20XX Fund (the “Fund”), a separate series of the Corporation whose Shares represent interests in a separate portfolio of securities and other assets (“Fund Shares”); and

 WHEREAS, the Manager is engaged principally in the business of rendering investment supervisory services and is registered as an investment adviser under the Investment Advisers Act of 1940, as amended; and

 WHEREAS, the Corporation and Manager first entered into an Investment Management Agreement on April 24, 2013, and such Agreement has been renewed each year thereafter on the same terms and conditions; and

 WHEREAS, effective December 1, 2015, the Fund’s Board of Directors has authorized the Fund to bear its own operating expenses (with certain exceptions) and to no longer pass through its operating expenses to the underlying funds in which it invests pursuant to a Special Servicing Agreement; and

 WHEREAS, the Fund desires the Manager to continue to render investment supervisory services to the Fund in the manner and on the terms and conditions hereinafter set forth;

 NOW, THEREFORE, in consideration of the premises and the mutual promises hereinafter set forth, the parties hereto agree as follows:

 1. Duties and Responsibilities of Manager.

  A. Investment Management Services. The Manager shall act as investment manager and shall supervise and direct the investments of the Fund in accordance with the Fund’s investment objective, program, and restrictions as provided in the Corporation’s prospectus, on behalf of the Fund, as amended from time to time, and such other limitations as the Fund may impose by notice in writing to the Manager. The Manager shall obtain and evaluate such information relating to the economy, industries, businesses, securities markets, and securities as it may deem necessary or useful in the discharge of its obligations hereunder and shall formulate and implement a continuing program for the management of the assets and resources of the Fund in a manner consistent with its investment objective. In furtherance of this duty, the Manager, as agent and attorney-in-fact with respect to the Corporation, is authorized, in its discretion and without prior consultation with the Corporation, to:

   (i) buy, sell, exchange, convert, and otherwise trade in any stocks, bonds, and other securities or assets; and

   (ii) place orders and negotiate the commissions (if any) for the execution of transactions in securities with or through such brokers, dealers, underwriters, or issuers as the Manager may select; and

   (iii) vote proxies, exercise conversion or subscription rights, and respond to tender offers and other consent solicitations with respect to the securities in which the Fund’s assets may be invested provided such materials have been forwarded to the Manager in a timely fashion by the Corporation’s custodian.

  B. Financial, Accounting, and Administrative Services. The Manager shall maintain the existence and records of the Corporation; maintain the registrations and qualifications of Fund shares under federal and state law; monitor the financial, accounting, and administrative functions of the Fund; maintain liaison with the various agents employed for the benefit of the Fund by the Corporation (including the Corporation’s transfer agent, custodian, independent accountants, and legal counsel) and assist in the coordination of their activities on behalf of the Fund.

  C. Reports to Fund. The Manager shall furnish to or place at the disposal of the Corporation or Fund, as appropriate, such information, reports, evaluations, analyses, and opinions as they may, at any time or from time to time, reasonably request or as the Manager may deem helpful to the Fund.

  D. Reports and Other Communications to Fund Shareholders. The Manager shall assist in developing all general shareholder communications, including regular shareholder reports.

  E. Fund Personnel. The Manager agrees to permit individuals who are officers or employees of the Manager to serve (if duly elected or appointed) as officers, directors, members of any committee of directors, members of any advisory board, or members of any other committee of the Corporation or Fund, without remuneration or other cost to the Fund or the Corporation.

  F. Personnel, Office Space, and Facilities of Manager. The Manager at its own expense shall furnish or provide and pay the cost of such office space, office equipment, office personnel, and office services as the Manager requires in the performance of its investment advisory and other obligations under this Agreement.

 2. Allocation of Expenses.

  A. Expenses Paid by Manager.

   (1)  Salaries and Fees of Officers. The Manager shall pay all salaries, expenses, and fees of the officers and directors of the Corporation or Fund who are affiliated with the Manager.

   (2)  Assumption of Expenses by Manager. The payment or assumption by the Manager of any expense of the Corporation or Fund, as appropriate, that the Manager is not required by this Agreement to pay or assume shall not obligate the Manager to pay or assume the same or any similar expense on any subsequent occasion.

  B.  Expenses Paid by Fund. The Corporation or Fund, as appropriate, shall bear all expenses of its organization, operations, and business not specifically assumed or agreed to be paid by the Manager as provided in this Agreement. In particular, but without limiting the generality of the foregoing, the Corporation or Fund, as appropriate, shall pay:

   (1)  Custody and Accounting Services. All expenses of the transfer, receipt, safekeeping, servicing, and accounting for the cash, securities, and other property of the Fund, including all charges of depositories, custodians, and other agents, if any;

   (2)  Shareholder Servicing. All expenses of maintaining and servicing shareholder accounts, including all charges of the Fund’s transfer, shareholder recordkeeping, dividend disbursing, redemption, and other agents, if any;

   (3)  Shareholder Communications. All expenses of preparing, setting in type, printing, and distributing reports and other communications to shareholders;

   (4)  Shareholder Meetings. All expenses incidental to holding meetings of shareholders, including the printing of notices and proxy material, and proxy solicitation therefor;

   (5)  Prospectuses. All expenses of preparing, setting in type, and printing of annual or more frequent revisions of the prospectus and of mailing them to shareholders;

   (6)  Pricing. All expenses of computing the Fund’s net asset value per share, including the cost of any equipment or services used for obtaining price quotations;

   (7)  Communication Equipment. All charges for equipment or services used for communication between the Manager or the Corporation or the Fund and the custodian, transfer agent, or any other agent selected by the Corporation or Fund;

   (8)  Legal and Accounting Fees and Expenses. All charges for services and expenses of the Corporation’s legal counsel and independent auditors, for the benefit of the Fund;

   (9)  Directors’ Fees and Expenses. All compensation of directors, other than those affiliated with the Manager, and all expenses incurred in connection with their service;

   (10)  Federal Registration Fees. All fees and expenses of registering and maintaining the registration of the Corporation under the Act and the registration of Fund Shares under the Securities Act of 1933, as amended (the “‘33 Act”), including all fees and expenses incurred in connection with the preparation, setting in type, printing, and filing of any registration statement and prospectus under the ‘33 Act or the Act, and any amendments or supplements that may be made from time to time;

   (11)  State Filing Fees. All fees and expenses of qualifying and maintaining qualification of the Corporation or Fund, as appropriate, and of Fund Shares for sale under securities laws of various states or jurisdictions, and of registration and qualification of the Corporation or

Fund, as appropriate, under all other laws applicable to the Corporation or Fund, as appropriate, or its business activities (including registering the Corporation as a broker-dealer, or any officer of the Corporation or any person as agent or salesman of the Corporation in any state);

   (12)  Issue and Redemption of Fund Shares. All expenses incurred in connection with the issue, redemption, and transfer of Fund Shares, including the expense of confirming all Fund Share transactions, and of preparing and transmitting the Fund’s stock certificates;

   (13)  Bonding and Insurance. All expenses of bond, liability, and other insurance coverage required by law or deemed advisable by the board of directors;

   (14)  Brokerage Commissions. All brokers’ commissions and other charges incident to the purchase, sale, or lending of the Fund’s portfolio securities;

   (15)  Taxes. All taxes or governmental fees payable by or with respect of the Corporation or Fund, as appropriate, to federal, state, or other governmental agencies, domestic or foreign, including stamp or other transfer taxes;

   (16)  Trade Association Fees. All fees, dues, and other expenses incurred in connection with the Corporation’s or Fund’s, as appropriate, membership in any trade association or other investment organization; and

   (17)  Nonrecurring and Extraordinary Expenses. Such nonrecurring expenses as may arise, including the costs of actions, suits, or proceedings to which the Corporation or Fund, as appropriate, is a party and the expenses the Corporation or Fund, as appropriate, may incur as a result of its legal obligation to provide indemnification to its officers, directors, and agents.

 3. Management Fee. The Fund shall not pay the Manager a fee for the services rendered hereunder.

 4. Brokerage. Subject to the approval of the board of directors, the Manager, in carrying out its duties under Paragraph 1.A., may cause the Corporation, with respect to the Fund, to pay a broker-dealer which furnishes brokerage or research services [as such services are defined under Section 28(e) of the Securities Exchange Act of l934, as amended (the “‘34 Act”)], a higher commission than that which might be charged by another broker-dealer which does not furnish brokerage or research services or which furnishes brokerage or research services deemed to be of lesser value, if such commission is deemed reasonable in relation to the brokerage and research services provided by the broker-dealer, viewed in terms of either that particular transaction or the overall responsibilities of the Manager with respect to the accounts as to which it exercises investment discretion (as such term is defined under Section 3(a)(35) of the ‘34 Act).

 5. Manager’s Use of the Services of Others. The Manager may (at its cost except as contemplated by Paragraph 4 of this Agreement) employ, retain or otherwise avail itself of the services or facilities of other persons or organizations for the purpose of providing the Manager or the Corporation or Fund, as appropriate, with such statistical and other factual information, such advice regarding economic factors and trends, such advice as to occasional transactions in specific securities or such other information, advice or assistance as the Manager may deem necessary, appropriate or convenient for the discharge of its obligations hereunder or otherwise helpful to the Corporation or Fund, as appropriate, or in the discharge of Manager’s overall responsibilities with respect to the other accounts which it serves as investment manager.

 6. Ownership of Records. All records required to be maintained and preserved by the Corporation or Fund pursuant to the provisions of rules or regulations of the Securities and Exchange Commission under Section 31(a) of the Act and maintained and preserved by the Manager on behalf of the Corporation or Fund, as appropriate, are the property of the Corporation or Fund, as appropriate, and will be surrendered by the Manager promptly on request by the Corporation or Fund, as appropriate.

 7. Reports to Manager. The Corporation or Fund, as appropriate, shall furnish or otherwise make available to the Manager such prospectuses, financial statements, proxy statements, reports, and other information relating to the business and affairs of the Corporation or Fund, as appropriate, as the Manager may, at any time or from time to time, reasonably require in order to discharge its obligations under this Agreement.

 8. Services to Other Clients. Nothing herein contained shall limit the freedom of the Manager or any affiliated person of the Manager to render investment supervisory and corporate administrative services to other investment companies, to act as investment manager or investment counselor to other persons, firms or corporations, or to engage in other business activities; but so long as this Agreement or any extension, renewal, or amendment hereof shall remain in effect or until the Manager shall otherwise consent, the Manager shall be the only investment manager to the Fund.

 9. Limitation of Liability of Manager. Neither the Manager nor any of its officers, directors, or employees, nor any person performing executive, administrative, trading, or other functions for the Corporation or Fund (at the direction or request of the Manager) or the Manager in connection with the Manager’s discharge of its obligations undertaken or reasonably assumed with respect to this Agreement, shall be liable for any error of judgment or mistake of law or for any loss suffered by the Corporation or Fund in connection with the matters to which this Agreement relates, except for loss resulting from willful misfeasance, bad faith, or gross negligence in the performance of its or his duties on behalf of the Corporation or Fund or from reckless disregard by the Manager or any such person of the duties of the Manager under this Agreement.

 10. Use of Manager’s Name. The Corporation or Fund may use the name “T. Rowe Price Retirement Funds, Inc.” and “T. Rowe Price Target Retirement 20XX Fund” or any other name derived from the name “T. Rowe Price” only for so long as this Agreement or any extension, renewal, or amendment hereof remains in effect, including any similar agreement with any organization which shall have succeeded to the business of the Manager as investment manager. At such time as this Agreement or any extension, renewal or amendment hereof, or such other similar agreement shall no longer be in effect, the Corporation or Fund will (by corporate action, if necessary) cease to use any name derived from the name “T. Rowe Price,” any name similar thereto or any other name indicating that it is advised by or otherwise connected with the Manager, or with any organization which shall have succeeded to the Manager’s business as investment manager.

 11. Term of Agreement. The term of this Agreement shall begin on the date first above written, and unless sooner terminated as hereinafter provided, this Agreement shall remain in effect through April 30, 2016. Thereafter, this Agreement shall continue in effect from year to year, with respect to the Fund, subject to the termination provisions and all other terms and conditions hereof, so long as: (a) such continuation shall be specifically approved at least annually by the board of directors of the Corporation or by vote of a majority of the outstanding voting securities of the Fund and, concurrently with such approval by the board of directors or prior to such approval by the holders of the outstanding voting securities of the Fund, as the case may be, by the vote, cast in person at a meeting called for the purpose of voting on such approval, of a majority of the directors of the Corporation, with respect to the Fund, who are not parties to this Agreement or interested persons of any such party; and (b) the Manager shall not have notified the Corporation, in writing, at least 60 days prior to April 30, 2016 or prior to April 30th of any year thereafter, that it does not desire such continuation. The Manager shall furnish to the Corporation, promptly upon its request, such information as may reasonably be necessary to evaluate the terms of this Agreement or any extension, renewal, or amendment hereof.

 12. Amendment and Assignment of Agreement. This Agreement may not be amended or assigned without the affirmative vote of a majority of the outstanding voting securities of the Fund, and this Agreement shall automatically and immediately terminate in the event of its assignment.

 13. Termination of Agreement. This Agreement may be terminated by either party hereto, without the payment of any penalty, upon 60 days’ prior notice in writing to the other party; provided, that in the case of termination by the Corporation, with respect to the Fund, such action shall have been authorized by resolution of a majority of the directors who are not parties to this Agreement or interested persons of any such party, or by vote of a majority of the outstanding voting securities of the Fund.

 14. Miscellaneous.

  A. Captions. The captions in this Agreement are included for convenience of reference only and in no way define or delineate any of the provisions hereof or otherwise affect their construction or effect.

  B. Interpretation. Nothing herein contained shall be deemed to require the Corporation to take any action contrary to its Articles of Incorporation or By-Laws, or any applicable statutory or regulatory requirement to which it is subject or by which it is bound, or to relieve or deprive the board of directors of the Corporation of its responsibility for and control of the conduct of the affairs of the Fund.

  C. Definitions. Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the Act shall be resolved by reference to such term or provision of the Act and to interpretations thereof, if any, by the United States courts or, in the absence of any controlling decision of any such court, by rules, regulations or orders of the Securities and Exchange Commission validly issued pursuant to the Act. As used in this agreement, the terms “majority of the outstanding voting securities,” “affiliated person,” “interested person,” “assignment,” “broker,” “investment adviser,” “net assets,” “sale,” “sell,” and “security” shall have the meaning as such terms have in the 1940 Act, subject to such exemption as may be granted by the SEC by any rule, regulation, or order. Where the effect of a requirement of the federal securities laws reflected in any provision of this Agreement is made less restrictive by a rule, regulation, or order of the SEC, whether of special or of general application, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

 IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be signed by their respective officers thereunto duly authorized and their respective seals to be hereunto affixed, as of the day and year first above written.

Attest:	T. ROWE PRICE RETIREMENT FUNDS, INC.
___________________________ Patricia B. Lippert, Secretary	By:_________________________ David Oestreicher, Vice President

Attest:	T. ROWE PRICE ASSOCIATES, INC.
___________________________ Joan E. Flister, Assistant Secretary	By:__________________________ Darrell N. Braman, Vice President

EXHIBIT C

EXPENSE LIMITATION AGREEMENT

 This EXPENSE LIMITATION AGREEMENT (the “Agreement”), effective as of December 1, 2015, is entered into between T. Rowe Price Associates, Inc. (the “Manager”), a corporation organized and existing under the laws of the State of Maryland, and T. Rowe Price Retirement Funds, Inc. (the “Corporation”), a corporation organized and existing under the laws of the State of Maryland, on behalf of the T. Rowe Price Target Retirement 20XX Fund (the “Fund”).

 WHEREAS, the Manager is an investment adviser registered with the U.S. Securities and Exchange Commission (the “SEC”) under the Investment Advisers Act of 1940, as amended;

 WHEREAS, the Fund is a series of the Corporation and is an open-end management investment company registered as such with the SEC under the Investment Company Act of 1940, as amended (the “1940 Act”);

 WHEREAS, the Corporation’s Board of Directors has already authorized the issuance of two classes of shares of the Fund: Investor Class (the “Investor Class”) and Advisor Class (the “Advisor Class”);

 WHEREAS, effective April 24, 2013, the Corporation and Manager initially entered into an Investment Management Agreement on behalf of the Fund (the “Original Management Agreement”), under which the Fund passed on its direct operating expenses to the underlying funds in which it invests;

 WHEREAS, effective December 1, 2015, the Corporation and Manager entered into an Amended and Restated Investment Management Agreement on behalf of the Fund (the “Restated Management Agreement”), under which the Fund bears the costs of its operating expenses (with certain exceptions);

 WHEREAS, in light of each Class now operating in accordance with the Restated Management Agreement and in an effort to keep the total expense ratio of each Class equal to or lower than the total expense ratio calculated while the Fund was operating in accordance with the Original Management Agreement, the Corporation’s Board of Directors has determined that it is in the best interests of the Fund and each Class to enter into this Agreement; and

 NOW, THEREFORE, the Manager and the Corporation, on behalf of the Fund, hereby agree as follows:

1. Investor Class Expense Limitation.

The Manager agrees to waive or pay any of the Investor Class’ operating expenses, excluding interest; expenses related to borrowings, taxes, and brokerage; nonrecurring, extraordinary expenses; and acquired fund fees and expenses (collectively, “Investor Class Expenses”), or reimburse the Investor Class for Investor Class Expenses, to the extent Investor Class Expenses exceed 0.XX%, on an annualized basis, of the Investor Class’ average daily net assets (hereinafter referred as the “Investor Class Limitation”). Any Investor Class Expenses waived or paid by the Manager pursuant to the Investor Class Limitation are subject to reimbursement to the Manager by the Fund or Investor Class whenever the Investor Class Expenses are below 0.XX%. However, no reimbursement will be made more than three years after the waiver or payment of Investor Class Expenses by the Manager or if such reimbursement would result in the Fund’s Investor Class Expenses exceeding 0.XX%.

2. Advisor Class Expense Limitation.

(b) The Manager agrees to waive or pay any of the Advisor Class’ operating expenses, excluding interest; expenses related to borrowings, taxes, and brokerage; nonrecurring, extraordinary expenses; and acquired fund fees and expenses (collectively, “Advisor Class Expenses”), or reimburse the Advisor Class for Advisor Class Expenses, to the extent Advisor Class Expenses exceed 0.XX%, on an annualized basis, of the Advisor Class’ average daily net assets (hereinafter referred as the “Advisor Class Limitation”). Any Advisor Class Expenses waived or paid by the Manager pursuant to the Advisor Class Limitation are subject to reimbursement to the Manager by the Fund or Advisor Class whenever the Advisor Class Expenses are below 0.XX%. However, no reimbursement will be made more than three years after the waiver or payment of Advisor Class Expenses by the Manager or if such reimbursement would result in the Fund’s Advisor Class Expenses exceeding 0.XX%.

3. Fundwide Expenses

In the event that the waiver, payment or reimbursement with respect to Investor Class Expenses or Advisor Class Expenses results in the payment or reimbursement of Fundwide Expenses (as such term is defined in Rule 18f-3 under the 1940 Act) that have been allocated to the applicable Class, the Manager shall also pay or reimburse such Fundwide Expenses that have been allocated to the other classes of the Fund.

4. Amendment and Termination of Agreement.

This Agreement will continue with respect to the Fund at least through September 30, 2018 (the “Initial Termination Date”). Thereafter, this Agreement may continue for such period of time beyond the Initial Termination Date and for such limit on Investor Class Expenses and/or Advisor Class Expenses as the Manager may agree, provided that the Board of Directors of the Fund, including a majority of the directors who are not interested persons of the Fund or the Manager, approves such continuation and new Investor Class Expenses and/or Advisor Class Expenses expense limitation(s). This Agreement may be terminated at any time beyond the Initial Termination Date with approval by the Fund’s Board of Directors, including a majority of the directors who are not interested persons of the Fund or the Manager. This Agreement will terminate automatically upon termination of its Management Agreement. Amendment or termination of this Agreement does not require approval by shareholders of the Fund or its separate classes of shares.

 IN WITNESS WHEREOF, the parties have caused this Agreement to be executed as of the date stated in the preamble.

T. ROWE PRICE ASSOCIATES, INC.
Date:________________	By:_____________________________ Darrell N. Braman Vice President
T. ROWE PRICE RETIREMENT FUNDS, INC.
Date:________________	By:_____________________________ David Oestreicher Vice President